SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]           Preliminary Information Statement
[   ]           Definitive Information Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

U.S. ENERGY INITIATIVES CORPORATION
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]           No fee required
[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

[   ]           Fee paid previously with preliminary materials

[   ]           check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

U.S. ENERGY INITIATIVES CORPORATION
2701 North Rocky Point Drive, Suite 325
Tampa, Florida 33607

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Tampa, Florida
*, 2008

This information statement has been mailed on or about *, 2008 to the stockholders of record on *, 2008 (the “Record Date”) of U.S. Energy Initiatives Corporation, a Georgia corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of February 1, 2008, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The actions to be taken pursuant to the written consent shall be taken on or about *, 2008, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,
/s/ John Stanton
Chairman of the Board

U.S. ENERGY INITIATIVES CORPORATION
2701 North Rocky Point Drive, Suite 325
Tampa, Florida 33607

INFORMATION STATEMENT

Introductory Statement

U.S. Energy Initiatives Corporation (the “Company”) is a Georgia corporation with its principal executive offices located at 2701 North Rocky Point Drive, Suite 325, Tampa, Florida 33607. The Company’s telephone number is (813) 341-4602. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on February 1, 2008, and will be effective approximately 20 days after the mailing of this Information Statement.

Copies of this Information Statement are being mailed on or before *, 2008 to the holders of record on February 1, 2008 of the outstanding shares of the Company’s common stock.

General Information

The following action was taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, dated February 1, 2008, in lieu of a special meeting of the stockholders:

1.           Merger of the Company with and into U.S. Energy Initiatives Corporation, a newly formed Delaware corporation (the “Migratory Merger”) resulting in a change of the Company’s domicile from Georgia to Delaware; and

2.           To Amend the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock at the ratio of 14 for 1.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders.

Shareholders holding a majority of the Company's outstanding common stock are expected to vote in favor of certain corporate matters outlined in this Information Statement, which action is expected to take place on or before *, 2008, consisting of the approval to (1) authorize the merger of the Company into U.S. Energy Initiatives Corporation, a Delaware corporation, (2) authorize a 14 to 1 reverse stock split of the Company’s common stock; and (3) authorize the filing of an amendment of the Company's Articles of Incorporation;

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on, February 1, 2008, (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that held in excess of fifty percent (50%) of the Company's outstanding shares of common stock have indicated that they will vote in favor of the Proposals. Under Georgia corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 281,030,486 shares of common stock were issued and outstanding.

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE FOR, AND HOW WILL THEY VOTE?

Shareholders holding a majority of our outstanding stock have indicated that they will vote in favor of the following Proposals:

1.	TO AUTHORIZE THE MIGRATORY MERGER RESULTING IN A CHANGE OF THE COMPANY’S DOMICILE FROM GEORGIA TO DELAWARE.

2.	TO AUTHORIZE THE COMPANY TO EFFECT THE REVERSE STOCK SPLIT AT THE RATIO OF 14 TO 1

3.	TO AUTHORIZE THE FILING OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE 14 TO 1 REVERSE STOCK SPLIT AS SET FORTH IN PROPOSAL 2 ABOVE

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our Common Stock outstanding on the record date, is required for approval of the Proposals. We believe that such majority will vote in favor of the Proposals.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 300,000,000 shares of capital stock, of which 295,000,000 are authorized shares of Common Stock and 5,000,000 are authorized as Preferred Stock, of which 281,030,486 and 65,646 shares of Common Stock and Preferred Stock, respectively, were issued and outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Shareholder Name	Shares Voted	% of Class
PANGEA ULTIMA CORPORATION	57,593,800	20.494
MARK CLANCY	36,101,035	12.846
SIC SEMPER TYRANNIS INC	20,000,000	7.117
EARTHFIRST TECHNOLOGIES INCORPORATED	7,500,000	2.669
STONE ENCLOSURES INC	6,652,070	2.367
WADE INC OF TAMPA BAY	6,752,070	2.403
DENOUEMENT STRATEGIES INC	6,167,808	2.195
M CONSULTING OF TAMPA INC	2,400,000	0.854
WALTER HOLMICH	110,000	0.039
Total	143,276,783	50.983

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the Corporation Law of the State of Georgia.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth certain information, as of February 1, 2008, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

NAME OF BENEFICIAL OWNER	NUMBER SHARES	% OF CLASS
John Stanton	107,065,748	38.10
Chairman of the Board
Mark Clancy	36,101,035	12.85
Interim Chief Executive Officer
Director
Officers and Directors as a group (3 persons)	143,166,783	50.95

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o U.S. Energy Initiatives Corporation, 12812 Dupont Circle, Tampa, Florida 33626.
(2)
Applicable percentage ownership is based on 281,030,486 shares of common stock outstanding as of February 1, 2008, together with securities exercisable or convertible into shares of common stock within 60 days of February 1, 2008 for each stockholder.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock that are currently exercisable or exercisable within 60 days of February 1, 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

PROPOSAL 2

MERGER OF U.S. ENERGY INITIATIVES CORPORATION, A GEORGIA CORPORATION,
WITH AND INTO
U.S. ENERGY INITIATIVES CORPORATION, A DELAWARE CORPORATION

       On February 1, 2008, the Company's board of directors voted unanimously to approve the Migratory Merger and recommended the Migratory Merger to its stockholders for their approval. On February 1, 2008, the holders of 50.98% of the Common Stock consented in writing to approve the Migratory Merger. The Migratory Merger will be consummated pursuant to an agreement and plan of merger between the Company and U.S. Energy Initiatives Corporation ("New Company"), a copy of which is contained in Exhibit A (the "Agreement and Plan of Merger"). Copies of the certificate of incorporation ("Delaware Certificate") and bylaws ("Delaware Bylaws"), which will serve as New Company's certificate of incorporation and bylaws following the Migratory Merger are attached to the Agreement and Plan of Merger. The Agreement and Plan of Merger provides that the Company will merge with and into New Company.

 The proposed Migratory Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Migratory Merger will not result in any change in the Company's business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Migratory Merger, which are immaterial). The Company's Common Stock will continue to trade without interruption on the Over the Counter Bulletin Board.

U.S. Energy Initiatives Corporation

New Company, which will be the surviving corporation, was incorporated under the Delaware General Corporation Law (the "DGCL") on March 13, 2008, exclusively for the purpose of merging with the Company.

New Company is a newly formed corporation with one share of common stock issued and outstanding held by the Company, with only minimal capital. The terms of the Migratory Merger provide that the currently issued one share of common stock of New Company held by the Company will be cancelled. As a result, following the Migratory Merger, the Company's current stockholders will be the only stockholders of the newly merged corporation.

The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of New Company, a Delaware corporation are available for inspection by our stockholders at the Company's principal offices located at 2701 North Rocky Point Drive, Suite 325, Tampa, Florida 33607. The Company’s telephone number is (813) 341-4602.

The Agreement and Plan of Merger

The Agreement and Plan of Merger provides that the Company will merge with and into New Company, with New Company being the surviving corporation. New Company will assume all assets and liabilities of the Company.

Filing of the Articles of Merger

The Company intends to file the Certificate of Merger and Articles of Merger with the Secretaries of State of Delaware and Georgia, respectively, when the actions taken by the Company's board of directors and the consenting stockholders become effective which will be on or about *, 2008, which is at least 20 days from the mailing of this Information Statement to the stockholders of record on the Record Date.

Effect of Migratory Merger

Under the DGCL and the Georgia Business Corporation Code ("GBCC"), when the Migratory Merger takes effect:

•
Every other entity that is a constituent entity (in this case, the Company, a Georgia corporation) merges into the surviving entity (New Company) and the separate existence of every entity except the surviving entity ceases;

•	The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

•	The surviving entity has all of the liabilities of each other constituent entity;

•
A proceeding pending against any constituent entity may be continued as if the Migratory Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

•
The stockholders' interests of each constituent entity that are to be converted into stockholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders' interests are entitled only to the rights provided in the Certificate of Merger, Articles of Merger or any created Section 262 of the DGCL dealing with dissenter's rights.

On the effective date of the Migratory Merger, the Company will be deemed incorporated under the DGCL. Consequently, the Company will be governed by the Delaware Certificate and Delaware Bylaws filed with the Agreement and Plan of Merger.

Dissenters’ Rights of the Company's Stockholders

The Shareholders will not have Dissenters' Rights under § 14-2-1302(a)(1)(A) of the Georgia Business Corporation Code in connection with the Migratory Merger.

Principal Reasons for the Change of Domicile

The Company's board of directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Georgia law and will increase the marketability of the Company's securities.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Company's board of directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Georgia."

Principal Features of the Change of Domicile.

The change of domicile will be effected by the merger of the Company, a Georgia corporation, with and into, New Company, a newly formed wholly-owned subsidiary of the Company that was incorporated on March 13, 2008 under the DGCL for the purpose of effecting the change of domicile. The change of domicile will become effective upon the filing of the requisite merger documents in Delaware and Georgia, which filings will occur on the effective date of the Migratory Merger. Following the Migratory Merger, New Company will be the surviving corporation and will operate under the name "U.S. Energy Initiatives Corporation"

On the effective date of the Migratory Merger, (i) each issued and outstanding share of Common Stock of the Company, $.01 par value, shall be converted into one share of common stock of New Company, $.01 par value ("New Company Common Stock"), (ii) each issued and outstanding share of Preferred Stock of the Company, $0.01 par value, shall be converted into one share of the respective series of preferred stock of New Company, $0.01 par value (“New Company Preferred Stock”) and (iii) each outstanding share of New Company Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued New Company Common Stock.

No certificates or scrip representing fractional shares of New Company Common Stock will be issued upon the surrender for exchange of Common Stock and no dividend or distribution of New Company shall relate to any fractional share, and no fractional New Company Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of New Company.

At the effective date of the Migratory Merger, New Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, which include a number of provisions that are not present in the Company Articles, the Company Bylaws or the CGCL. Accordingly, as described below, a number of significant changes in shareholders' rights will be affected in connection with the change in domicile, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to New Company and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The board of directors of the Company believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of New Company. Accordingly, implementation of these provisions has been included as part of the change in domicile. The Company believes that the change in domicile will contribute to the long-term quality and stability of the Company's governance. The Company's board of directors has concluded that the benefit to shareholders of improved corporate governance from the change in domicile outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Migratory Merger, the daily business operations of New Company will continue as they are presently conducted by the Company, at the Company's principal executive offices at 12812 Dupont Circle, Tampa, Florida  33626. The authorized capital stock of New Company will consist of 295,000,000 shares of common stock, par value $.01 per share ("Delaware Common Stock"), 5,000,000 shares of preferred stock, $0.01 par value ("Delaware Preferred Stock"), 45,216 shares to be designated as Series A Preferred Stock, $0.01 par value (“Delaware Series A Preferred Stock”) and 954,562 shares to be designated as Series B Preferred Stock, $0.01 par value (“Delaware Series B Preferred Stock”). The Delaware Preferred Stock will be issuable in series by action of the New Company board of directors. The New Company board of directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Company board of directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of New Company are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Management."

Pursuant to the terms of the Agreement and Plan of Merger, the Migratory Merger may be abandoned by the board of directors of the Company and New Company at any time prior to the effective date of the Migratory Merger. In addition, the board of directors of the Company may amend the Agreement and Plan of Merger at any time prior to the effective date of the Migratory Merger provided that any amendment made may not, without approval by the stockholders of the Company who have consented in writing to approve the Migratory Merger, alter or change the amount or kind of New Company Common Stock to be received in exchange for or on conversion of all or any of the Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Common Stock.

Exchange of Share Certificates.

As soon as practicable on or after the change of domicile, the Company's stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing Common Stock to the Company's transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the Common Stock, a certificate issued by the Company representing an equal number of shares of Common Stock into which such shares of the Common Stock were converted.

After the change of domicile but before a certificate representing Common Stock is surrendered, certificates representing New Company Common Stock will represent the number of shares of Common Stock as a Delaware corporation into which such Common Stock was converted pursuant to the terms of the change of domicile. The Company's transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the stockholder's instructions for transfer or exchange.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing Common Stock will not affect such person's rights as a stockholder, as such stockholder's certificates representing Common Stock following the change of domicile will represent the number of shares of New Company Common Stock as a Delaware corporation into which such Common Stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to the Company.

Capitalization

The authorized capital of the Company, on the Record Date, consisted of 295,000,000 shares of Common Stock, $.01 par value, 5,000,000 shares of Preferred Stock, of which 45,216 shares are designated as Series A Preferred Stock, $0.01 par value and 954,562 shares are designated as Series B Preferred Stock, $0.01 par value and 42,215 and 23,431 of Series A and Series B Preferred Stock were outstanding, respectively. The authorized capital of New Company, which will be the authorized capital of the Company after the change in domicile, consists of 295,000,000 shares of Delaware Common Stock and 5,000,000 shares of Delaware Preferred Stock, of which, 45,216 shares shall be designated as Series A Preferred Stock and 954,562shares shall be designated as Series B Preferred Stock. After the Migratory Merger and the resulting automatic conversion of the Series A and Series B Preferred Stock, New Company will have outstanding approximately 281,030,486 shares of Delaware Common Stock and 65,646 shares of Delaware Preferred Stock, of which 42,215 shall be Series A Preferred Stock and 23,431 shall be Series B Preferred Stock. The change of domicile will not affect total stockholder equity or total capitalization of the Company.

The New Company board of directors may in the future authorize, without further stockholder approval, the issuance of such shares of Delaware Common Stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Company board of directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Company board of directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Company board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Significant Differences Between the Corporation Laws of Georgia and Delaware

The Company is incorporated under the laws of the State of Georgia and New Company is incorporated under the laws of the State of Delaware. Upon consummation of the Migratory Merger, the stockholders of the Company, whose rights currently are governed by Georgia law and the Company Articles and the Company Bylaws, which were created pursuant to Georgia law, will become stockholders of a Delaware company, New Company, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

Certain differences exist between the corporate statutes of Georgia and Delaware. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the DGCL and the Georgia Business Corporation Code to understand how these laws apply to the Company and New Company.

Action by Directors Without a Meeting. Georgia and Delaware Law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Georgia. Georgia Law provides that unless the articles of incorporation or bylaws provide otherwise, action required or permitted to be taken at a board of directors' meeting may be taken without a meeting if the action is taken by all members of the board. The action must be evidenced by one or more consents in writing or by electronic transmission describing the action taken, signed by each director, and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

Delaware. Delaware Law provides for written action to be taken unanimously by all members of the Board of Directors. Delaware Law does not contain any advance written consent or opposition provision.

Conflicts of Interest. Under both Georgia Law and Delaware Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Georgia and Delaware Law. Under Georgia and Delaware Law, (1) either the stockholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board approval, the contract or transaction must also be "fair" to the corporation; or (2) the person asserting the validity of the contract or transaction can prove that such agreement was “fair” as to the corporation at the time it was approved. The Company is not aware of any plans to propose any transaction involving directors that could not be so approved under Georgia Law but could be so approved under Delaware Law.

Number of Directors.

Georgia. Georgia Law provides that a corporation must have at least one directors, with the number specified in or fixed in accordance with the articles of incorporation or bylaws.  The articles of incorporation or bylaws may authorize the shareholders or the board of directors to fix or change the number of directors or may establish a variable range for the size of the board of directors by fixing a minimum and maximum number of directors. If a variable range is established, the number of directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders or, if the articles or bylaws so provide, by the board of directors.  In the case of a corporation having cumulative voting: (1) Any amendment of the bylaws decreasing the number or minimum number of directors must be adopted by the shareholders; and (2) No amendment of either the articles of incorporation or the bylaws decreasing the number or minimum number of directors shall be effective when the number of shares voting against the proposal for decrease would be sufficient to elect a director if voted cumulatively at an annual election.

Delaware. Delaware Law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

Classified Board of Directors. Both Georgia and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes while under Georgia Law any provision for classes of directors may be divided into two or three classes and serve terms of two or three years, respectively.

Removal of Director.

Georgia. Under Georgia Law, the shareholders may remove one or more directors with or without cause unless the articles of incorporation or a bylaw adopted by the shareholders provides that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only by a majority of the votes entitled to be cast. If the corporation has a classified board of directors, directors may be removed only for cause, unless the articles of incorporation or a bylaw adopted by the shareholders provides otherwise. A director may be removed by the shareholders only at a meeting called for the purpose of removing him and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

Delaware. Under Delaware Law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances. A director of a Delaware corporation that has a classified board may only be removed for cause, unless the certificate of incorporation provides otherwise. The Bylaws of the Delaware Company provide that a director may be removed at any time, with our without cause, by a majority vote of the stockholders.

Vacancies on Board of Directors.

Georgia. Under Georgia Law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws.  If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group or the remaining directors elected by that voting group are entitled to vote to fill the vacancy.

 Delaware. Under Delaware Law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws.

Limitation of Liability.

Georgia. A Georgia corporation is permitted to adopt provisions in its articles of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of a director’s duties to the corporation and its shareholders. Except as otherwise provided, a corporation may indemnify an individual who is a party to a proceeding because he or she is or was a director against liability incurred in the proceeding if: (1) Such individual conducted himself or herself in good faith; and (2) Such individual reasonably believed: (A) In the case of conduct in his or her official capacity, that such conduct was in the best interests of the corporation; (B) In all other cases, that such conduct was at least not opposed to the best interests of the corporation; and (C) In the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful. The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct set forth above.  A corporation may not indemnify a director: (1) In connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under the Code; or (2) In connection with any proceeding with respect to conduct for which he or she was adjudged liable on the basis that personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity.   A corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.  A corporation’s authority to indemnify a director can only be made if a determination has been made for a specific proceeding that indemnification of the direct is permissible under the circumstances.  This determination can only be made if (1) there are two or more disinterested directors, by a majority vote of all the disinterested directors (2) by special legal counsel selected by the disinterested directors or (3) by the shareholders of the corporation.

Delaware. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Delaware Company's Certificate of Incorporation will limit the liability of the directors to the fullest extent permitted by law.

Loans to Directors/Officers/Employees.

Georgia. Under Georgia Law, there are no provisions restricting the ability of a corporation to loan money to a director, officer or employee.

Delaware. Delaware law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any of its subsidiaries, including an officer or employee who is a director of the corporation or of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. In contrast to Georgia law, Delaware law generally does not impose liability on the directors who vote for or assent to the making of a loan to, or guaranteeing an obligation of an officer, director or shareholder.

Amendment of Articles of Incorporation.

Georgia: Georgia Law provides that the certificate of incorporation may be amended in the following manners: (1)unless the articles of incorporation provide otherwise, a corporation’s board of directors may adopt one or more amendments to the corporation’s articles of incorporation without shareholder approval in nine specific instances which do not adversely affect the rights of the corporation’s shareholders or (ii) the certificate of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of and a majority of each class entitled to vote as a class thereon. Georgia Law provides that the certificate of incorporation of a corporation may require a greater vote than otherwise would be required under Georgia Law.

Delaware: Delaware Law provides that the certificate of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of and a majority of each class entitled to vote as a class thereon. Delaware Law also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware Law.

Amendment of Bylaws.

Georgia. Under Georgia Law the board has the power to adopt, amend or repeal the bylaws unless (1) the articles of incorporation reserve this power exclusively to the shareholders, (2) the shareholders in amending or repealing a particular bylaw provide expressly that the board may not amend or repeal that bylaw.  A corporation’s shareholders may amend or repeal the corporation’s bylaws or adopt new bylaws even though the bylaws may also be amended or repealed by the board.

Delaware. Under Delaware Law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. The Delaware Company's Bylaws provide that the directors may amend the bylaws, and an affirmative vote of 66 2 / 3 % of the Delaware Company's outstanding voting shares is required to amend the bylaws.

Special Stockholder Meeting.

Georgia. Georgia law provides that a special meeting of shareholders may be called by the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws. The holder or holders of not less than 25%, or such greater or lesser percentage as may be provided in the articles of incorporation or bylaws, of all the shares entitled to vote at a meeting, of all the votes entitled to vote on a particular matter may demand by written or electronic communication to the corporation that a special meeting be called.

Delaware. Delaware law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders.

Action Without a Meeting.

Georgia. Georgia law provides that action permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action or, if so provided in the articles of incorporation, by persons who would be entitled to vote at a meeting shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted.

Delaware. Delaware law provides that, unless limited by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing.

Dissenter Rights and Appraisal Rights.

Georgia. Under Georgia law, a dissenting shareholder of a corporation participating in certain business combinations may, under varying circumstances, receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive under the terms of the transaction. The Georgia Business Corporation Code generally does not require dissenters' rights of appraisal with respect to shares which, immediately prior to the merger, are (i) listed on any national securities exchange or (ii) held of record by more than 2,000 shareholders,  unless: (1) in the case of a plan of merger or share exchange, any holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares either  (A) anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or (B) any shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders that are different, in type or exchange ratio per share, from the shares to be provided or offered to any other holder of shares of the same class or series of shares in exchange for such shares; or (2) the articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

Delaware. Under Delaware law, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Such appraisal rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and stockholders receive in the share exchange shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as national market system security by the NASD, or held of record by more than 2,000 shareholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the share exchange.

Dividends.

Georgia. Under Georgia law, the board may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation provided however, no distribution may be made if, after giving it effect: (1) the corporation would not be able to pay its debts as they become due in the usual course of business; or (2) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The board may base a determination that a distribution is not prohibited either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Restrictions on Business Combinations.

Georgia. Under Georgia Law, a corporation shall not engage in any business combination with any interested shareholder for a period of five years following the time that such shareholder became an interested shareholder, unless: (1) Prior to such time the corporation's board of directors approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder;  (2) In the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder became the beneficial owner of at least 90 percent of the voting stock of the resident domestic corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by: (A) persons who are directors or officers, their affiliates, or associates; (B) subsidiaries of the resident domestic corporation; or   (3) Subsequent to becoming an interested shareholder, such shareholder acquired additional shares resulting in the interested shareholder being the beneficial owner of at least 90 percent of the outstanding voting stock of the corporation, excluding for purposes of determining the number of shares outstanding those shares owned by (A) persons who are directors or officers of the resident domestic corporation, their affiliates, or associates; (B) subsidiaries of the resident domestic corporation; and the business combination was approved at an annual or special meeting of shareholders by the holders of a majority of the voting stock entitled to vote thereon, excluding the shares set forth above.  These restrictions shall not apply if a shareholder: (1) becomes an interested shareholder inadvertently; (2) as soon as practicable divests sufficient shares so that the shareholder ceases to be an interested shareholder; and (3) would not, at any time within the five-year period immediately prior to a business combination between the corporation and such shareholder, have been an interested shareholder but for the inadvertent acquisition.

Delaware . Under Delaware Law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware Law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Acquisitions and Other Transactions.

Georgia.  Under Georgia Law, mergers and share exchanges between corporations require the board of directors to adopt and the shareholders to approve a plan of merger or share exchange related to such merger or share exchange.  Unless the articles of incorporation require shareholder approval, a corporation may, on the terms and conditions and for the consideration determined by the board of directors: (1) Sell, lease, exchange, or otherwise dispose of all or substantially all of its property if: (A) The corporation is insolvent and a sale for cash or its equivalent is deemed advisable by the board to meet the liabilities of the corporation; or (B) The corporation was incorporated for the purpose of liquidating such property and assets; (2) Mortgage, pledge, dedicate to the repayment of indebtedness, whether with or without recourse, or otherwise encumber any or all of its property whether or not in the usual and regular course of business; (3) Transfer any or all of its property to a corporation all the shares of which are owned by the corporation; or (4) Sell, lease, exchange, or otherwise dispose of less than all or substantially all of its property.

Delaware Law. Under Delaware law, mergers and consolidations require the approval of a majority of the shares entitled to vote thereon. A sale of substantially all of a Delaware corporation's assets must be approved by a majority of the shares outstanding. However, Delaware Law does not require shareholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction. Delaware law allows a board of directors to issue additional shares of stock, up to the amount authorized in a corporation's certificate of incorporation, if the certificate so provide.

Dissolution. Georgia law and Delaware law each provide that a corporation may be voluntarily dissolved by the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of the shareholders, at which meeting the resolution is adopted by a majority of the persons entitled to vote thereon. Under Delaware law, a corporation may also be dissolved by the written consent of all of the shareholders.  Delaware law requires that to effect a dissolution by unanimous consent of shareholders, all shareholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the Board and shareholders, both Georgia and Delaware law requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

Repurchases of Stock.

Georgia. Under Georgia law, a corporation may acquire its own shares and shares so acquired constitute authorized but unissued shares, unless the articles of incorporation provide that reacquired shares become treasury shares or prohibit the reissue of reacquired shares.  If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation. The board of directors may adopt articles of amendment without shareholder approval provided such amendment sets forth: (1) the reduction in the number of authorized shares, itemized by class and series; and (2) the total number of authorized shares, itemized by class and series, remaining after reduction of the shares.  The board of directors may adopt articles of amendment providing that reacquired shares become treasury shares without shareholder action.

Delaware. Under Delaware law, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair its capital. However, a Delaware corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with Sections 243 and 244 of the Delaware General Corporation Law.

Officers And Directors

Upon the effective date of the Migratory Merger, the present officers and directors of the Company will continue to be the officers and directors of New Company.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive New Company Common Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company stockholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile , including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the stockholders of the Company upon conversion of their Common Stock into New Company Common Stock pursuant to the change of domicile;

•
The aggregate tax basis of the New Company Common Stock received by each stockholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock converted in exchange therefor;

•
The holding period of New Company Common Stock received by each stockholder of the Company in the change of domicile should include the period during which the stockholder held his Common Stock converted therefor, provided such Common Stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

PROPOSAL 2: AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT
A 14 TO 1 REVERSE STOCK SPLIT

On February 1, 2008, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split at the ratio of 14 for 1. The Company currently has authorized capital stock of 295,000,000 shares and 281,030,486   shares of Common Stock are outstanding as of the Record Date. Pursuant to the reverse stock split, the 281,030,486 shares of Common Stock outstanding (the “Old Shares”) would be automatically converted into approximately 20,073,606  shares of common stock (the “New Shares”).

The reason for the reverse stock split is to increase the per share stock price. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its common stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The New Shares issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of common stock, which may be issued.

The one for 14 reverse stock split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 14 for 1. The authorized number of shares of common stock shall not be impacted by the reverse stock split. Accordingly, as a result of the reverse stock split, the Company will have approximately 274,926,394 authorized unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the reverse stock split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The reverse stock split will not alter any shareholder's percentage interest in the Company’s equity, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share. No fractional shares shall be issued. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split an additional full share of its Common Stock.

In addition, commencing with the effective date of the reverse stock split, all outstanding options entitling the holders thereof to purchase shares of the Company’s common stock will entitle such holders to receive, upon exercise of their options, one-one thousandth of the number of shares of the Company’s common stock which such holders may purchase upon exercise of their options. In addition, commencing on the effective date of the reverse stock split, the exercise price of all outstanding options and warrants will be increased by 14 and the number of shares of common stock issuable upon conversion or exercise of such outstanding options and warrants will be decreased by 14.

The Company believes that the Federal income tax consequences of the reverse stock split to holders of common stock will be as follows:

(i)	Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii)	Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefor.

(iii)	Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv)	The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v)
The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE DISCUSSION IS A BRIEF SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO

THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE 14 TO 1 REVERSE SPLIT.

ANNUAL AND QUARTERLY REPORTS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Information Statement.  We will furnish any exhibit to our Annual Report on Form 10-K or Quarterly Report on Form 10-Q free of charge to any shareholder upon written request to the Company at 12812 Dupont Circle, Tampa, Florida  33626.  The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,
/s/ John Stanton
Chairman of the Board
Tampa, Florida
*, 2008

Exhibit A

AGREEMENT AND PLAN OF MERGER approved on  *, 2008 by  US Energy Initiatives Corporation, a business corporation organized under the laws of the State of Georgia (“US Energy – GA”), and by its Board of Directors on said date, and approved on *, 2008 by U.S. Energy Initiatives Corporation, a business corporation organized under the laws of the State of Delaware (“US Energy – DE”), and by its Board of Directors on said date.

1. US Energy - GA and US Energy - DE shall, pursuant to the provisions of the Georgia  and the provisions of the laws of the jurisdiction of organization of US Energy - DE, be merged with and into a single corporation, to wit US Energy - DE, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its organization.  The separate existence of US Energy - GA, which is sometimes hereinafter referred to as the "terminating corporation", shall cease upon the effective date of the merger in accordance with the provisions of the Georgia Business Corporation Code.

2.  The certificate of incorporation of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the certificate of incorporation of said surviving corporation; and said certificate of incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the surviving corporation.

3.  The by-laws of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its organization.

4.  The directors and officers in office of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5.  Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into one share of the surviving corporation.  The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6.  The Plan of Merger herein made and approved shall be submitted to the shareholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the Georgia Business Corporation Code, and the merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the surviving corporation.

7.  In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the terminating corporation in the manner prescribed by the provisions of the Georgia Business Corporation Code, and in the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the surviving corporation, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Georgia and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8.  The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

9.  The effective date of the merger herein provided for in the State of Georgia shall be *, 2008.

10.  As of the date first set forth above, the effect of this Plan of Merger shall be as provided in Section 259 and other applicable provisions of Delaware Law.  Without limiting the generality of the foregoing, and subject thereto, upon the effectiveness of this Merger, all the property, rights, privileges, powers and franchises of the non-surviving corporation shall vest in Surviving Corporation, and all debts, liabilities and duties of the non-surviving corporation shall become the debts, liabilities and duties of Surviving Corporation.
.
U.S. ENERGY INITIATIVES CORPORATION, a Georgia Corporation

By:_________________________________
Name: Mark Clancy
Title:  Interim Chief Executive Officer

U.S. ENERGY INITIATIVES CORPORATION, a Delaware Corporation

By:_________________________________
Name: Mark Clancy
Title:  Interim Chief Executive Officer

CERTIFICATE OF INCORPORATION

OF
U.S. ENERGY INITIATIVES CORPORATION

The undersigned, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

FIRST:  The name of the corporation (hereinafter called the "Corporation") is U.S. Energy Initiatives Corporation.

SECOND:  The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD:  The nature of the business and the purposes to be conducted and promoted by the Corporation are as follows:

To conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  The total authorized capital stock of the Corporation shall be 300,000,000 shares consisting of 295,000,000 shares of Common Stock, par value $0.01 per share and 5,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

FIFTH:  The name and the mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS
Stephen A. Cohen	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006

SIXTH:  The Corporation is to have perpetual existence.

SEVENTH:  The bylaws of the Corporation may be made, altered, amended, changed, added to, or repealed by the board of directors of the Corporation without the assent or vote of the stockholders.

EIGHT:  The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Sec. 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

NINTH:  The Corporation shall, to the fullest extent permitted by the provisions of Sec. 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

TENTH:  From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH.

March 13, 2008	By:	/s/ Stephen A. Cohen
Stephen A. Cohen
Incorporator

BY-LAWS

OF

U.S. ENERGY INITIATIVES CORPORATION
(hereinafter called the "Corporation")

ARTICLE I
OFFICES

Section 1.  Registered Office.  The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2.  Other Offices.  The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

ARTICLE II
MEETING OF STOCKHOLDERS

Section 1.  Place of Meetings.  Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.   Annual Meetings.  The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.  Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

Section 3.  Special Meetings.  Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary, or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.  Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

Section 4.  Quorum.  Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, of the time and place of the adjourned meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.  If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 5.  Voting.  Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat.  Each stockholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder.  Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period.  The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 6.  Consent of Stockholders in Lieu of Meeting Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  The written consents shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which the proceedings are recorded.  Delivery to the registered officer shall be by hand or certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shill be given to those stockholders who have not consented in writing.

Section 7.  List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 8.  Stock Ledger.  The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III
DIRECTORS

Section 1.  Number and Election of Directors.  The Board of Directors shall consist of one or more members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors.  Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal.  Any director may resign at any time upon written notice to the Corporation.  Directors need not be stockholders.

Section 2.  Vacancies.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Section 3.  Duties and Powers.  The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

Section 4.  Meetings.  The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors.  Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one (1) director.  Notice thereof stating the place, date and hour of the meetings shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5.  Quorum.  Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.  If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6.  Actions of Board.  Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7.  Meetings by Means of Conference Telephone.  Unless otherwise provided by the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to the Section 7 shall constitute presence in person at such meeting.

Section 8.  Committees.  The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.  Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.  Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 9.  Compensation.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid for attendance at each meeting of the Board of Directors or a stated annual salary as director.  Compensation may also consist of such options, warrants rights, shares of capital stock or any other form of remuneration approved by the Board of Directors.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like reimbursement of expenses for attending committee meetings.

Section 10.  Interested Directors.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or their committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV
OFFICERS

Section 1.  General.  The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary.  The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director), Treasurer and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers.  Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws.  The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2.  Election.  The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal.  Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.  The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3.  Voting Securities Owned by the Corporation.  Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present.  The Board of Directors may, by resolution, from time to time confer like powers upon an-other person or persons.
Section 4.  Chairman of the Board of Directors.  The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors.  He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall "possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors.  During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President.  The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 5.  President.  The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.  He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President.  In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors.  If there be no Chairman of the Board of Directors, the President shall be the Chief Executive Officer of the Corporation.  The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 6.  Vice-Presidents.  At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice-President or the Vice-Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  Each Vice-President shall perform such other-duties and have such other powers as the Board of Directors from time to time may prescribe.  If there be no Chairman of the Board of Directors and no Vice-President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7.  Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be.  If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given.  The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary.  The Board of Directors may give general authority to any' other officer to affix the seal of the Corporation and to attest the affixing by his signature.  The Secretary shall see that all books, reports, statements, certificates and other documents and records required by Law to be kept or filed are properly kept or filed, as the case may be.

Section 8.  Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render    unto the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.  If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.
Section 9.  Assistant Secretaries.  Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10.  Assistant Treasurers.  Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.  If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 11.  Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors.  The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.
ARTICLE V
STOCK

Section 1.  Form of Certificates.  Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice-President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 2.  Signatures.  Any or all of the signatures on the certificate may be by facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3.  Lost Certificates.  The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.  Transfers.  Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws.  Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

Section 5.  Record Date.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6.  Beneficial Owners.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI
NOTICES

Section 1.  Notices.  Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.  Written notice may also be given personally or by telegram, telex or cable.

Section 2.  Waivers of Notice.  Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.
ARTICLE VII
GENERAL PROVISIONS

Section 1.  Dividends.  Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2.  Disbursements.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.  Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4.  Corporate Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware".  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII
INDEMNIFICATION AND DIRECTORS' LIABILITY

Section 1.  Indemnification of Directors and Officers.  The Corporation shall be required, to the fullest extent authorized by Section 145 of the General Corporation Law of the State of Delaware (the "GCL"), as the same may be amended and supplemented, to indemnify any and all directors and officers of the Corporation.

ARTICLE IX
AMENDMENTS

Section 1.  These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice' of such meeting of stockholders or Board of Directors, as the case may be.  All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.
Section 2.  Entire Board of Directors.  As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.